UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 16, 2006

TAG-IT PACIFIC, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-13669 (Commission File Number)	95-4654481 (I.R.S. Employer Identification No.)

21900 BURBANK BLVD., SUITE 270 WOODLAND HILLS, CALIFORNIA (Address of Principal Executive Offices)	91367 (Zip Code)

(818) 444-4100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

   Stephen Forte Employment Agreement

        On March 16, 2006, Tag-It Pacific, Inc. entered into an Executive Employment Agreement with Stephen Forte, pursuant to which Mr. Forte will serve as our Chief Executive Officer. This employment agreement has a term continuing though December 31, 2008, which may be extended to December 31, 2009. Pursuant to this agreement, Mr. Forte will receive an annual base salary of $275,000 for 2006 and $325,000 for each subsequent year of the term and will be entitled to receive an annual incentive bonus based upon our earnings before interest and taxes. In the event that prior to the end of the term, Mr. Forte’s employment is terminated by us “without cause” (as defined in the agreement), by Mr. Forte for “good reason” (as defined in the agreement) or due to Mr. Forte’s death or disability, then Mr. Forte or his estate will be entitled to receive, in addition to all accrued salary, (i) severance payments equal to Mr. Forte’s base salary for the remaining term of the agreement or, in the case of death or disability, through December 31, 2008, (ii) a pro rated portion of the annual incentive bonus for the year in which the termination occurred, (iii) full acceleration of vesting of the options issued to Mr. Forte pursuant to the agreement and (iv) continued healthcare coverage for Mr. Forte and his dependents for the remaining term of the agreement. In connection with the employment agreement and as an inducement to employment, we previously granted Mr. Forte an option to purchase 900,000 shares of our common stock, which vests over a period of three years. In addition, in lieu of $50,000 in cash compensation, we granted Mr. Forte 135,135 shares of common stock and an option to purchase 135,135 shares of common stock that vests in full on October 24, 2006. All of these options will vest in full upon a change of control of our company or upon termination of Mr. Forte’s employment without cause, for good reason or due to his death or disability.

   Wouter van Biene Employment Agreement

        On March 16, 2006, we entered into an employment offer letter with Wouter van Biene, pursuant to which Mr. van Biene will serve as our Chief Operating Officer on an “at-will” basis. Pursuant to this offer letter, Mr. van Biene will receive an annual base salary of $225,000 and will be eligible to receive an annual incentive bonus based upon our earnings before interest and taxes. In the event that Mr. van Biene’s employment is terminated by us without “cause” (as defined in the agreement) or due to Mr. van Biene’s death or disability, then Mr. van Biene or his estate will be entitled to receive as severance, in addition to all accrued salary, (i) salary continuation and continuation of coverage under our group health plan for a period of six months if the termination occurs during the first year of employment, a period of twelve months if the termination occurs during the second year of employment or a period of eighteen months if the termination occurs after the second year of employment, and (ii) twelve months acceleration of vesting of all outstanding options. In connection with the offer letter and as an inducement to employment, we previously granted Mr. van Biene an option to purchase 325,000 shares of our common stock, which vests over a period of three years. Upon a change of control of our company, 50% of Mr. van Biene’s then-outstanding unvested stock options shall vest and the remaining unvested options shall vest in full if Mr. van Biene is terminated, his position or base pay is reduced or he is required to relocate within twelve months following the change of control.

   Lonnie Schnell Employment Agreement

        On March 16, 2006, we entered into an employment offer letter with Lonnie Schnell, pursuant to which Mr. Schnell will serve as our Chief Financial Officer on an “at-will” basis. Pursuant to this offer letter, Mr. Schnell will receive an annual base salary of $185,000 and will be eligible to receive an annual incentive bonus based upon our earnings before interest and taxes. In the event that Mr. Schnell’s employment is terminated by us without “cause” (as defined in the agreement) or due to Mr. Schnell’s death or disability, then Mr. Schnell or his estate will be entitled to receive as severance, in addition to all accrued salary, (i) salary continuation and continuation of coverage under our group health plan for a period of six months and (ii) six months acceleration of vesting of all outstanding options. In connection with the offer letter and as an inducement to employment, we previously granted Mr. Schnell an option to purchase 400,000 shares of our common stock, which vests over a period of four years. Upon a change of control of our company, 50% of Mr. Schnell’s then-outstanding unvested stock options shall vest and the remaining unvested options shall vest in full if Mr. Schnell is terminated, his position or base pay is reduced or he is required to relocate within six months before or twelve months following the change of control.

   Jonathan Burstein Employment Agreement

        On March 16, 2006, we entered into an employment offer letter with Jonathan Burstein, pursuant to which Mr. Burstein will continue to serve as our Executive Vice President of Operations on an “at-will” basis. Pursuant to this offer letter, Mr. Burstein will receive an annual base salary of $240,000 for 2006 and of $300,000 beginning on January 1, 2007, and will be eligible to receive an annual incentive bonus based upon our earnings before interest and taxes. Additionally, on or before December 31, 2006, we agreed to pay to Mr. Burstein, at our option, either: (i) $60,000 in cash or (ii) 162,162 shares of our common stock and an option to purchase 162,162 shares of common stock with an exercise price equal to the fair market value on the date of grant and which options shall vest in full on December 31, 2006. In the event that Mr. Burstein’s employment is terminated by us without “cause” (as defined in the agreement) or due to Mr. Burstein’s death or disability, then Mr. Burstein or his estate will be entitled to receive, in addition to all accrued salary, (i) severance payments equal to eighteen months’ base salary, payable in six monthly installments, (ii) continuation of coverage under our group health plan for a period of eighteen months and (iii) twelve months acceleration of vesting of all outstanding options. In connection with the offer letter, we previously granted Mr. Burstein an option to purchase 425,000 shares of our common stock, which vests over a period of three years. Upon a change of control of our company, 50% of Mr. Burstein’s then-outstanding unvested stock options shall vest and the remaining unvested options shall vest in full if Mr. Burstein is terminated, his position or base pay is reduced or he is required to relocate within twelve months following the change of control.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAG-IT PACIFIC, INC.
Date: March 22, 2006	By: /s/ Stephen Forte ______________________________________ Stephen Forte, Chief Executive Officer

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